UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 6, 2019

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☒

Item 1.01.                                        Entry into a Material Definitive Agreement.

On February 6, 2019, Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) by and among PEP I Holdings, LLC, a Delaware limited liability company (“Phillips I Seller”), PEP II Holdings, LLC, a Delaware limited liability company (“Phillips II Seller”), PEP III Holdings, LLC, a Delaware limited liability company (“Phillips III Seller” and, together with Phillips I Seller and Phillips II Seller, each a “Seller” and, collectively, the “Sellers”), the Partnership and Kimbell Royalty Operating, LLC, a Delaware limited liability company (“Opco” and, together with the Partnership, the “Purchasers”). The transactions contemplated by the Purchase Agreement are referred to herein as the “Acquisition.”

Pursuant to the terms of the Purchase Agreement, the Purchasers have agreed to acquire all of the equity interests owned by the Sellers in certain entities that own certain oil and natural gas mineral and royalty interests for aggregate consideration at closing consisting of 9,400,000 common units representing limited liability company interests in Opco (“Opco Common Units”) and an equal number of Class B units representing limited partner interests in the Partnership (“Class B Units”). The Opco Common Units and the Class B Units will be issued in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions set forth in Section 4(a)(2) of the Securities Act. The Opco Common Units, together with the Class B Units, are exchangeable for an equal number of common units representing limited partner interests in the Partnership (“Common Units”). The consideration for the Acquisition is subject to certain adjustments as set forth in the Purchase Agreement.

Completion of the Acquisition is subject to the satisfaction or waiver of certain customary closing conditions as set forth in the Purchase Agreement. The Acquisition is expected to close in the first quarter of 2019, with an effective date of January 1, 2019.

The Purchasers and the Sellers each made certain representations, warranties and covenants in the Purchase Agreement, including to conduct their respective businesses in the ordinary course during the period between the execution of the Purchase Agreement and the closing, subject to certain exceptions. The Purchasers, on the one hand, and the Sellers, on the other hand, agreed to indemnify each other and their respective affiliates, equity holders, officers, directors, employees, agents, advisors, representatives, accountants, attorneys and consultants against certain losses resulting from breaches of their respective representations, warranties and covenants, subject to certain negotiated limitations and survival periods set forth in the Purchase Agreement.

The Purchase Agreement provides that, during the period from the date of the signing of the Purchase Agreement until the closing of the Acquisition or termination of the Purchase Agreement, the Sellers will be subject to certain restrictions on their ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals. In addition, pursuant to the terms of the Purchase Agreement, the Sellers have agreed, effective as of the closing of the Acquisition and subject to certain exceptions, not to dispose of any Opco Common Units or Class B Units issued under the Purchase Agreement for a period of 120 days following the closing.

Pursuant to the Purchase Agreement, the Partnership has agreed to certain registration rights in favor of the Sellers. After the closing of the Acquisition, among other things, the Partnership has agreed to (i) prepare a shelf registration statement or an amendment to its existing shelf registration statement, in either event, with respect to the resale of the Common Units issued or issuable to upon the conversion of the Opco Common Units and a corresponding number of Class B Units issued in connection with the Acquisition (the “Registrable Securities”) that would permit some or all of the Registrable Securities to be resold in registered transactions (the “Shelf Registration Statement”), file the Shelf Registration Statement with the Securities and Exchange Commission within 30 days of the closing of the Acquisition and use its reasonable best efforts to cause the Shelf Registration Statement to become effective as soon as reasonably practicable following such filing, but in any event within 120 days of the closing of the Acquisition, and (ii) use its reasonable best efforts to maintain the effectiveness of the Shelf Registration Statement while the Sellers and each of their transferees that hold Registrable Securities are in possession of Registrable Securities.

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The Purchasers may terminate the Purchase Agreement if a Seller commits certain breaches of its representations and warranties or fails to perform its covenants and agreements, or if a governmental authority has issued a final order prohibiting the consummation of the Acquisition, in each case, subject to certain exceptions. Similarly, the Sellers may terminate the Purchase Agreement if the Purchasers commit certain breaches of their representations and warranties or fail to perform their covenants and agreements, or if a governmental authority has issued a final, non-appealable order prohibiting the consummation of the Acquisition, in each case, subject to certain exceptions. Furthermore, the Purchase Agreement may be terminated if the Acquisition has not closed by April 24, 2019.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

The Purchase Agreement is filed herewith to provide investors with information regarding its terms. The Purchase Agreement is not intended to provide any other factual information about the parties to the Purchase Agreement. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement were made as of the date of the Purchase Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual statements of fact about the parties.

Item 3.02.                                        Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The private placement of the Opco Common Units and Class B Units under the Purchase Agreement, together with any Common Units that are issued upon an exchange election by such holders in the future, will be undertaken in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Number	Description
2.1*

Securities Purchase Agreement, dated as of February 6, 2019, by and among PEP I Holdings, LLC, PEP II Holdings, LLC, PEP III Holdings, LLC, Kimbell Royalty Partners, LP and Kimbell Royalty Operating, LLC

* The schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of each such schedule to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC,
its general partner

By:	/s/ R. Davis Ravnaas
R. Davis Ravnaas
President and Chief Financial Officer

Date: February 12, 2019

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